UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              November 16, 2011

ZYGO CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12944	06-0864500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Laurel Brook Road, Middlefield, CT	06455-0448
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (860) 347-8506

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Current Report on Form 8-K/A (the "8-K Amendment") is being filed solely to correct a typographical error in the Current Report on Form 8-K filed by Zygo Corporation (the "Company") on November 17, 2011 (the "Original Filing") relating to certain of the voting results of its Annual Meeting of Stockholders held on November 16, 2011.  In the Original Filing, the results of the vote on Proposal No. 3 (regarding the non-binding, advisory proposal on the frequency of holding the advisory vote on the Company’s executive compensation) incorrectly identified the abstaining votes as votes for “three years”.  This 8-K Amendment is being filed for the sole purpose of correcting this error and there are no other changes or modifications to the Original Filing.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 16, 2011 at the 2011 Annual Meeting of Stockholders of Zygo Corporation (the “Company”), each of the proposals set forth below was submitted to a vote of the stockholders of the Company. The final results of the votes regarding each proposal are also set forth below. The proposals are described in detail in the Company’s Definitive Proxy Statement, dated October 3, 2011 (the “Proxy Statement”).

Proposal No. 1 – Election of Board of Directors

The following individuals were elected as a result of the following vote:

	For	Withheld
Stephen D. Fantone	13,694,743	131,689
Samuel H. Fuller	13,647,911	178,521
Chris L. Koliopoulos	13,711,033	115,399
Seymour E. Liebman	9,354,884	4,471,548
Robert B. Taylor	13,707,361	119,071
Carol P. Wallace	12,826,385	1,000,047
Gary K. Willis	9,207,066	4,619,366

There were 2,650,577 broker non-votes with respect to the election of directors.

Proposal No. 2 – Ratification of the non-binding advisory resolution approving the Company’s executive compensation as disclosed in the Proxy Statement were as follows:

For	Against	Abstain	Broker Non-Votes
11,751,972	288,275	1,786,185	2,650,577

Proposal No. 3 – Ratification of the non-binding advisory resolution with respect to the frequency of future advisory votes on the Company’s executive compensation:

1 Year	2 Years	3 Years	Abstain
10,582,989	11,617	781,947	2,449,879

The Board of Directors of the Company, taking into account the foregoing advisory vote of the stockholders of the Company, has determined that the Company will hold an advisory vote on executive compensation annually until the next required vote on the frequency of such stockholder votes.

Proposal No. 4 – Ratification of the adoption of the 2012 Equity Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
8,504,494	4,467,251	854,687	2,650,577

Proposal No. 5 – Ratification the amendment to the Employee Stock Purchase Plan were as follows:

For	Against	Abstain	Broker Non-Votes
12,969,365	120,235	736,832	2,650,577

Proposal No. 6 – Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2012 were as follows:

For	Against	Abstain
16,389,558	61,615	25,836

There were no other matters submitted to a vote of our stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: November 21, 2011	By:	/s/ John P. Jordan
Name: John P. Jordan Title: Vice President, Chief Financial Officer and Treasurer